UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2019

LCI INDUSTRIES

(Exact name of registrant as specified in its charter)

Delaware	001-13646	13-3250533

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East, Elkhart, Indiana		46514

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(574) 535-1125

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Compensation Committee (the “Committee”) of the Board of Directors of LCI Industries (the "Company"), in connection with the determination of various executive compensation matters, approved terms and conditions for the 2019 annual award of incentive grants of performance stock units (“PSUs”) and restricted stock units (“RSUs”) for certain of the Company’s senior officers pursuant to the LCI Industries 2018 Omnibus Incentive Plan (the “Plan”), which awards had a grant date of March 7, 2019. The PSU and RSU awards were made under new forms of award agreements approved by the Committee. The awards of PSUs are based on return on invested capital (as it may be adjusted, “ROIC”) of the Company for 2021, and include an opportunity for additional PSUs to be earned depending on the extent to which the Company’s revenues are diversified in 2021. Any earned PSUs under those awards will vest at the time the Committee determines the number of PSUs earned. The RSUs vest over a three-year period, with one-third vesting each year on the anniversary of the grant date.

The description of the terms of the PSUs and the RSUs contained herein is qualified in its entirety by reference to the applicable forms of those award agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference and constitute a part of this report.

In addition, on March 7, 2019, the Company’s subsidiary Lippert Components, Inc. (“Lippert”) entered into Extension Agreements (the “Extension Agreements”) with certain of the Company’s executive officers, including each of the following individuals who were the Named Executive Officers of the Company in the Company’s Proxy Statement for its 2018 Annual Meeting of Stockholders and who are currently employed by the Company: Jason D. Lippert, Chief Executive Officer; Brian M. Hall, Chief Financial Officer; Jamie M. Schnur, Chief Administrative Officer; and Nick C. Fletcher, Chief Human Resources Officer. The Extension Agreements provide that the 24-month period following termination of employment during which the restrictive covenant provisions contained in the respective Executive Employment Agreement between each individual and Lippert is extended for an additional 12-month period. The Extension Agreements also provide for a special award of RSUs to be granted to those officers, which RSUs will vest over a three-year period, with one-third vesting each year on the anniversary of the grant date. Such RSUs were granted on March 7, 2019, under the form of RSU award agreement attached to this report as Exhibit 10.2.

The description of the terms of the Extension Agreements is qualified in its entirety by reference to the form of Extension Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference and constitutes a part of this report. The form of Executive Employment Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 4, 2015.

Item 9.01 Financial Statements and Exhibits

Exhibits

10.1	Form of 2019 Performance Stock Unit Award Agreement under the LCI Industries 2018 Omnibus Incentive Plan
10.2	Form of Restricted Stock Unit Award Agreement (Executives) under the LCI Industries 2018 Omnibus Incentive Plan (Revised February 2019)
10.3	Form of Extension Agreement with certain executive officers

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCI INDUSTRIES
(Registrant)

By: /s/ Brian M. Hall Brian M. Hall Chief Financial Officer

Dated: March 12, 2019